                                                                   EXHIBIT 10.9

                           STANDARD COMMERCIAL LEASE

                        ARTICLE 1.00 BASIC LEASE TERMS

     1.01 Parties. This Lease agreement ("Lease") is entered in to by and between the following Lessor and Lessee:

     JUPITER PARKWAY VILLAGE, LTD.                                   ("Lessor")
     --------------------------------------------------------------------------

     MICROTUNE, INC., Texas corporation                              ("Lessee")
     --------------------------------------------------------------------------

     1.02 Leased Premises: In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to the Lessee the following described premises ("leased premises"):

     14,439 (12,000) office (Approximate sq. ft.)  1127484  (Job. no.)
     Jupiter Park Village                          (Name of building or project)
     2540 East Plano Parkway, Suite 388            (Street Address/Suite Number)
     Plano, Texas 75074                            (City, State, and Zip Code)

     1.03 Term. Subject to and upon the conditions set forth herein, the term of this Lease shall commence on (September 1, 1998, the "commencement date") [interlineated text] and shall terminate 60 months thereafter.

     1.04  Base Rent and Security Deposit.  Base rent is Months 1-36:  Waived:
Months 37-60: $7,902.08 per month.  Security Deposit is $12,032.50.

     1.05  Addresses:
--------------------------------------------------------------------------------
           Lessor's Address:                        Lessee's Address:
--------------------------------------------------------------------------------
c/o Bradford Companies                   2540 East Plano Parkway, Suite 388
12801 North Central Expressway           Plano, Texas 75074
Suite 1600
Dallas, Texas 75243
-------------------------------------------------------------------------------

     1.06 Permitted Use. General office, warehouse, assembly and testing of semiconductor company.

                               ARTICLE 2.00 RENT

     2.01 Base Rent. Lessee agrees to pay monthly as base rent during the term of this Lease the sum of money set forth in Section 1.04 of this Lease, which amount shall be payable to Lessor at the address shown above. [Interlineated text]. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date or completion date during the term of this Lease; provided, if the commencement date or the completion date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Lessee shall pay, as additional rent, all other sums due under this Lease.

     2.02 Operating Expenses. Lessee shall also pay as additional rent Lessee's pro rata share of the operating expenses of Lessor for the building and/or project of which the leased premises are a part. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Within nine months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this section. In the event the accounting shows that the total of the monthly payments made by Lessee exceeds the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by a refund. In the event the accounting shows that the total of the monthly payments made by Lessee is less than the amount of additional rent due by Lessee under this section, the account shall be accompanied by an invoice for the additional rent. Notwithstanding any other provision in this Lease, during the year in which the Lease terminates. Lessor, prior to the termination date, shall have the option to invoice Lessee for Lessee's pro rata share of the excess operating expenses based upon the previous year's operating expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Lessee shall have the right, at its own expense and within a reasonable time, to audit Lessor's books relevant to the additional rent payable under this section. Lessee agrees to pay any additional rent due under this section within [Interlineated text] thirty days following receipt of the invoice or accounting showing additional rent due.

     2.03 Definition of Operating Expenses. The term "operating expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the building of which the leased premises are a part, including, but not limited to, the following: maintenance, repair and replacement costs: security, management fees, wages and benefits payable to employees of Lessor whose duties are directly connected with the operation and maintenance of the building; all services, utilities, supplies, repairs, replacements or other expenses for maintaining and operating the common parking and plaza areas; the cost, including interest, amortized over its useful life, of any capital improvement made to the building by Lessor after the date of this Lease which is required under any governmental law or regulation that was not applicable to the building at the time it was constructed; the cost including interest, amortized over its useful life, of installation of any device or other equipment which improves the operating efficiency of any system within the leased premises and thereby reduces operating expenses; all other expenses which would generally be regarded as operating and maintenance expenses which would reasonably be amortized over period not to exceed five years; all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owner's associations which accrue against the building of which the leased premises are a part during the term of its Lease; and all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building. The term operating expenses does not include the following; repairs, restoration, or other work occasioned by fire, wind, the elements or other casualty; income and franchise taxes of Lessor, expenses incurred in leasing to or procuring of lessees, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principal payments on any mortgage or other indebtedness of Lessor; compensation paid to any employee of Lessor above the grade of property manager; any depreciation allowance or expense; or operating expense which are the responsibility of Lessee. Notwithstanding the foregoing, Lessor and Lessee agree that operating expenses shall include Lessee's pro rata share for the cost of replacing the roof, but shall not include costs associated with major repairs to the building structural integrity, maintenance excluded.

     2.04 Late Payment Charge. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Lessor on or before the tenth day of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the tenth day of the month following the month in which Lessee was invoiced, a late payment charge of five percent of such past due amount shall become due and payable in addition to such amounts owed under this Lease.

     2.05  [Interlineated text]

     2.06 Security Deposit. The security deposit set forth above shall be held by Lessor for the performance of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered on advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, within ten (10) days written notification to Lessee, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Lessor as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Lessor to Lessee upon termination of this Lease. If any portion of the security deposit is so used or applied, Lessee shall upon ten days written notice from Lessor, deposit with Lessor by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

     2.07 Holding Over. In the event that Lessee does not vacate the leased premises upon the expiration or termination of this Lease, Lessee shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as base rental for the period of such holdover an amount equal to two times the base rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the leased premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend the term of this Lease.

                        ARTICLE 3.00 OCCUPANCY AND USE

     3.01 Use. Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purpose as set forth in section
1.06. Lessee shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other lessee in its normal business operations or Lessor in its management of the building. Lessee shall neither permit any waste on the leased premises nor allow the leased premises to be used in any way which would, in the opinion of Lessor, validated by a competent third party, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building. Lessee warrants to Lessor that the insurance questionnaire (filled out by Lessee, signed and presented to Lessor prior to the execution of this Lease) accurately reflects Lessee's original intended use of the lease premises. The insurance questionnaire is made a part of this Lease by reference as though fully copied herein. If at any time during the term of this Lease the State Board of Insurance or other insurance authority disallows any of Lessor's sprinkler credits or imposes an additional penalty or surcharge in Lessor's insurance premiums because of Lessee's original or subsequent placement or use of storage racks or bins, method of storage or nature of Lessee's inventory or any other act of Lessee, Lessee agrees to pay as additional rent the increase (between fire walls) in Lessor's insurance premiums.

     3.02 Signs. No sign of any type or description shall be erected, placed or painted in or about the leased premises or project except those signs submitted to Lessor in writing and approved by Lessor in writing, and which signs are in conformance with Lessor's sign criteria established for the project.

     3.03 Compliance with Laws, Rules and Regulations. Lessee, at Lessee's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over use, condition and occupancy of the leased premises. Lessee will comply with the rules and regulations of the building adopted by Lessor which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the leased premises. All changes and amendments to the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee. (See Addendum 1)

     3.04 Warranty of Possession. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the leased premises during the full terms of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the leased premises.

     3.05 Inspection. Lessor or its authorized agents shall [interlineated text] during normal business hours and upon twenty-four (24) hour prior verbal notice, except in the case of an emergency have the right to enter the leased premises without reasonably interfering with Lessee's business, to inspect the same, to supply janitorial service or any other service to be provided by Lessor, to show the leased premises to prospective purchasers or lessees, and to alter, improve or repair the leased premises or any other portion of the building. Lessee hereby waives any claim for damages for injury or inconvenience to or interference with Lessee's business, any loss of occupancy or use of the leased premises, and any other loss other loss occasioned thereby. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the leased premises. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the leased premises. Lessor shall have the right to use any and all means which Lessor may deem property to open any door in an emergency without liability therefor.

                      ARTICLE 4.00 UTILITIES AND SERVICE

     4.01 Building Services. Lessor shall provide the normal utility service connections to the building. Lessee shall pay the cost of all utility services, including, but not limited to, initial connection charges all charges for gas, electricity, water, sanitary and storm sewer service, and for all electric lights. However, in a multi-occupancy building, Lessor may provide water to the leased premises, in which case Lessee agrees to pay to Lessor its pro rata share of the cost of such water. Lessee shall pay all costs caused by Lessee introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Lessee shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any governmental subdivision for Lessee's use of the sanitary sewer system. If the leased premises are in a multi-occupancy building, Lessee shall pay all surcharges levied due to Lessee's use of sanitary sewer or waste removal services insofar as such surcharges affect Lessor or other lessees in the building. Lessor shall not be required to pay for any utility services, supplies or upkeep in connection with the leased premises or building.

     4.02 Theft or Burglary. Lessor shall not be liable to Lessee for losses to Lessee's property or personal injury caused by criminal acts for entry by unauthorized persons into the leased premises or the building.

                     ARTICLE 5.00 REPAIRS AND MAINTENANCE

     5.01 Lessor Repairs. Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the leased premises or the project during the term of this Lease except as are set forth in this section. Lessor shall maintain only the roof, foundation, parking and common areas, and the structural soundness of the exterior walls (excluding windows, windowglass, plate glass and doors). Lessor's costs of maintaining the items set forth in this section are subject to the additional rent provisions in section 2.02. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, or any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease.

     5.02 Lessee Repairs. Lessee shall, at its sole cost and expense, maintain, repair and replace all other parts of the leased premises in good repair and condition, including, but not limited to heating, ventilating and air conditioning systems, down spouts, fire sprinkler system, dock bumpers, lawn maintenance, pest control and extermination, trash pick-up and removal, and painting the building and exterior doors. Lessee shall repair and pay for any damage caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors. If the leased premises are in a multi-occupancy building or project, Lessor reserves the right to perform, on behalf of Lessee, lawn maintenance, painting, and trash pick-up and removal; Lessee agrees to pay Lessor, as additional rent, Lessee's pro rata share of the cost of such services within ten days from receipt of Lessor's invoice, or Lessor may by monthly invoice direct Lessee to prepay the estimated costs for the current calendar year, and such amount shall be adjusted annually. If the leased premises are served by rail, Lessee agrees, if requested by the railroad, to enter into a joint maintenance agreement with the railroad and bear its pro rata share of the cost of maintaining the railroad spur. If Lessee fails to make the repairs or replacements promptly as required herein, Lessor may, at its option, make the repairs and replacements and the cost of such repairs and replacements shall be charged to Lessee as additional rent and shall become due and payable by Lessee within ten days from receipt of Lessor's invoice. Costs incurred under this section are the total responsibility of Lessee and do not constitute operating expenses under section 2.02.

     5.03 Request for Repairs. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor at the address in section 1.05.

     5.04 Lessee Damages. Lessee shall not allow any damage to be committed on any portion of the leased premises or building, and at the termination of this Lease, by lapse of time or otherwise. Lessee shall deliver the leased premises to Lessor in as good condition as existed at the commencement date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the leased premises shall be borne by Lessee.

     5.05 Maintenance Contract. Lessee shall, at its sole cost and expense, during the term of this Lease maintain a regularly schedule preventative maintenance/service contract with a maintenance contractor for the servicing of all hot water, heating and air conditioning systems and equipment within the leased premises. The maintenance contractor and contract must be approved by Lessor and must include all service suggested by the equipment manufacturer.

                   ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

     6.01 Lessor Improvements. If construction to the leased premises is to be performed by Lessor prior to or during Lessee's occupancy, Lessor will complete the construction of the improvements to the leased premises, in accordance with plans and specifications agreed to by Lessor and Lessee, which plans and specifications are made a part of this Lease by reference. Lessee shall execute a copy of the plans and specifications and change orders, if applicable, setting forth the amount of any costs to be borne by Lessee within seven days of receipt of the plans and specifications. In the event Lessee fails to execute the plans and specifications and change order within the seven day period, Lessor may, at its sole option, declare this Lease canceled or notify Lessee that the base rent shall commence on the completion date even though the improvements to be constructed by Lessor may not be complete. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Lessor and Lessee and shall constitute an amendment to this Lease.

     6.02 Lessee Improvements. Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor, which consent may in the sole and absolute discretion of Lessor be denied. Any alterations, physical additions or improvements to the leased premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease. [Interlineated text.] This clause shall not apply to moveable equipment or furniture owned by Lessee, which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interest of Lessor.

     6.03 Mechanics Lien. Lessee will not permit mechanic's or materialman's lien(s) or other lien to be placed upon the leased premises or the building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the leased premises, or any part thereof, nor as giving Lessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's or other lien against the leased premises. In the event any such lien is attached to the leases premises, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, obtain the release of or otherwise discharge the same. Any amount paid by Lessor for any of the aforesaid purposes shall be paid by Lessee to Lessor on demand as additional rent.

                      ARTICLE 7.00 CASUALTY AND INSURANCE

     7.01 Substantial Destruction. If the leased premises should be totally destroyed by fire or other casualty, or if the leased premises should be damaged so that rebuilding cannot reasonably be completed within [interlineated text] one hundred twenty working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

     7.02 Partial Destruction. If the leased premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within [interlineated text] one hundred twenty working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, and Lessor shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the
circumstances.   In the event that Lessor fails to complete the necessary
repairs or rebuilding within ninety working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

     7.03 Property Insurance. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to at least ninety percent of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the leased premises, any fixtures installed or paid for by Lessee upon or within the leased premises, or any improvements which Lessee may construct on the leased premises. Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even if the cost of such insurance is borne by Lessee as set forth in article 2.00.

     7.04 Waiver of Subrogation. Anything in this Lease to the contrary not withstanding, Lessor and Lessee hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damages that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property within the building, by reason of fire or the elements, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Lessor and Lessee agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

     7.05 Hold Harmless. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the leased premises caused by any act or omission of Lessee, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Lessor (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury. Lessee shall not be liable for any injury or damage caused by the gross negligence or willful misconduct of Lessor or Lessor's employees or agents and Lessor agrees to indemnify and hold Lessee harmless from any loss, expense or damage arising out of such damage or injury.

                           ARTICLE 8.00 CONDEMNATION

     8.01 Substantial Taking. If all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which it is then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.

     8.02 Partial Taking. If a portion of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.

                      ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

     9.01 Lessor Assignment. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

     9.02 Lessee Assignment. Lessee shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (including without limitation by transfer of a majority interest of stock, merger, or dissolution, which transfer of majority interest of stock, merger or dissolution shall be deemed an assignment) or mortgage or pledge the same or sublet the leased premises, in whole or in part, without the prior written consent of Lessor, and in no event shall any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the leased premises or any portion thereof may assign or sublet the leased premises or any portion thereof.

     9.03 Conditions of Assignment. If Lessee desires to assign or sublet all or any part of the leased premises, it shall so notify Lessor at least thirty days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might request concerning the proposed sublessee or assignee to allow Lessor to make informed judgements as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Lessor shall have the following options: (1) cancel this Lease as to the leased premises or portion thereof proposed to be assigned or sublet; (2) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space. Lessee shall pay to Lessor all such excess rent and other excess consideration within ten days following receipt thereof by Lessee; or (3) refuse, in its reasonable [interlineated text] discretion and judgment, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Lessor gives Lessee written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the leased premises to secure payment of such sums. Any collection directly, by Lessor from the assignee or sublessee shall not be construed to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease.

     9.04 Subordination. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or project and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or project. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the leased premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the leased premises. Lessee shall be bound to the transferee (sometimes call the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Lessor.

     9.05 Estoppel Certificates. Lessee agrees to furnish, from time to time, within ten days after receipt of a request from Lessor or Lessor's mortgagee, a statement certifying, if applicable, the following: Lessee is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect, the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease and that Lessor has not received more than one month's rent in advance.

                              ARTICLE 10.00 LIENS

     10.01 [Interlineated text]

     10.02 Uniform Commercial Code. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the leased premises are situated. Lessor, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Lessee's property, now or hereafter located upon the leased premises, which may be granted a secured party, as that term is defined, under the Uniform Commercial Code to secure to Lessor payment of all sums due and the full performance of all Lessee's covenants under this Lease. Lessee will on request execute and deliver to Lessor a financing statement for the purpose of perfecting Lessor's security interest under this Lease or Lessor may file this Lease or a copy thereof as a financing statement. Unless otherwise provided by law and for the purpose of exercising any right pursuant to this section, Lessor and Lessee agree that reasonable notice shall be met if such notice is given by ten days written notice, certified mail, return receipt requested, to Lessor or Lessee at the addresses specified herein.

                      ARTICLE 11.00 DEFAULT AND REMEDIES

     11.01 Default by Lessee. The following shall be deemed to be events of default by Lessee under this Lease: (1) Lessee shall fail to pay, when due any installment of rent or any other payment required pursuant to this Lease; (2) Lessee shall abandon any substantial portion of the leased premises; (3) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within "interlineated text" thirty days after written notice to Lessee; (4) Lessee shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law, or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or (5) Lessee shall do or permit to be done any act which results in a lien being filed against the leased premises or the building and/or project of which the leased premises are a part.

     11.02 Remedies for Lessee's Default. Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand. (1) Lessor may enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages, and relet the leased premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the leased premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it in order to relet the leased premises, including, but not limited to, remodeling and repair costs. (2) Lessor may enter upon the leased premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Lease caused by the negligence of Lessor or otherwise. (3) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the leased premises to Lessor, and if Lessee fails to surrender the leased premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of this Lease under this section, whether through inability to relet the leased premises on satisfactory terms or otherwise. Notwithstanding any other remedy set forth in this Lease, in the event Lessor has made rent concessions of any type or character, or waived any base rent, and Lessee fails to take possession of the leased premises on the commencement or completion date or otherwise defaults at any time during the term of this Lease, the rent concessions, including any waived base rent, shall be canceled and the amount of the base rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted. A rent concession or waiver of the base rent shall not relieve Lessee of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under section 2.02. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor shall be construed as a termination of this Lease.

                           ARTICLE 12.00 RELOCATION

     12.01 Relocation Option. In the event Lessor determines to utilize the leased premises for other purposes during the term of this Lease, Lessee agrees to relocate to other space in the building and/or project designated by Lessor, provided such other space is of equal or larger size than the leased premises.

     12.02 Expenses. Lessor shall pay all out-of-pocket expenses of any such relocation, including the expenses of moving and reconstruction of all Lessee furnished and Lessor furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or conditions of this Lease, but with the new location substituted for the old location set forth in section 1.02 of this Lease.

                           ARTICLE 13.00 DEFINITIONS

     13.01 Abandon. "Abandon" means the vacating of all or a substantial portion of the leased premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

     13.02 Act of God or Force Majeure. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

     13.03 Building or Project. "Building" or "project" as used in this Lease means the building and/or project described in section 1.02, including the leased premises and the land upon which the building or project is situated.

     13.04 Commencement Date. "Commencement date" shall be the date set forth in section 1.03. This commencement date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession.

     13.05 Completion Date. "Completion date" shall be the date on which the improvements erected and to be erected upon the leased premises shall have been completed in accordance with the plans and specifications described in article
6.00. The completion date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession. Lessor shall use its best efforts to establish the completion date as the date set forth in section 1.03. In the event that the improvements have not in fact been completed as of that date, Lessee shall notify Lessor in writing of its objections. Lessor shall have a reasonable time after delivery of the notice in which to take such corrective action as may be necessary and shall notify Lessee in writing as soon as it deems such corrective action has been completed and the improvements are ready for occupancy. Upon completion of construction, Lessee shall deliver to Lessor a letter accepting the leased premises as suitable for the purposes for which they are let and the date of such letter shall constitute the commencement of the term of this Lease. Whether or not Lessee has executed such letter of acceptance, taking possession of the leased premises by Lessee shall be deemed to establish conclusively that the improvements have been completed in accordance with the plans and specifications, are suitable for the purposes for which the leased premises are let, and that the leased premises are in good and satisfactory condition as of the date possession was so taken by Lessee, except for latent defects, if any.

     13.06 Square Feet. "Square feet" or "square foot" as used in this Lease includes the area contained within the leased premises together with a common area percentage factor of the leased premises proportionate to the total building area.

                          ARTICLE 14.00 MISCELLANEOUS

     14.01 Waiver. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or beach of any of the terms, provisions and covenants contained in this Lease.

     14.02 Act of God. Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by Lessee.

     14.03 Attorney's Fees. In the event Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, Lessee agrees to pay Lessor's costs of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

     14.04 Successors. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the leased premises.

     14.05 Rent Tax. If applicable in the jurisdiction where the leased premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expense or other charge upon which the tax is based as set forth above.

     14.06 Captions. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

     14.07 Notice. All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth in section 1.05. All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth in section 1.05, or at any other address within the United States as Lessee may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lese shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in section 1.05.

     14.08 Submission of Lease. Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Lessor and Lessee.

     14.09 Corporate Authority. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee.

     14.10 Severability. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     14.11 Lessor's Liability. If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the building as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of

Lessor nor any person or entity comprising Lessor other than its interest in the building as herein expressly provided.

     14.12 Indemnity. Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessor. Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessee.

             ARTICLE 15.00  AMENDMENT AND LIMITATION OF WARRANTIES

     15.01 Entire Agreement. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

     15.02 Amendment. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

     15.03 Limitation of Warranties. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

                        ARTICLE 16.00  OTHER PROVISIONS

     16.01 HAZARDOUS WASTE. See Addendum 1 attached hereto and made a part hereof.

     16.02 LIABILITY INSURANCE. See Addendum 1 attached hereto and made a part hereof.

     16.03 CERTIFICATE OF OCCUPANCY. See Addendum 1 attached hereto and made a part hereof.

     16.04 PRO RATA SHARE. Lessor and Lessee agree that Lessee's pro rata share upon lease commencement shall be 21.47%.

     16.05 In return for Lessor waiving a portion of the base rent for months 1 through 60 of the primary lease term, Lessee agrees to complete all construction and be responsible for all construction costs which include construction management fees, architectural fees, permit fees, and utility connections fees. All construction must be completed by September 1, 1998 and be in compliance with local, municipal and state ordinances. The construction is to include, but is not limited to, the following items:
     1.     Construct a minimum of 10,000 square feet of office.
     2. Install a minimum of 47 tons of air conditioning with a minimum of six (6) HVAC package units.
     3. Install a continuous 2' x 4' or 2' x 2' (acoustical ceiling tile with bat insulation) drop ceiling throughout office area.
     4. Lessee shall provide Lessor with a complete set of plans of the proposed finish, including sepias or mylars.
The construction and plans must be approved by Lessor, which approval shall not be unreasonably withheld.

     16.06 In the event Lessee does not comply with section 16.05 by September 1, 1998, Lessor will have a claim for a portion and/or all of the base monthly rent waived per section 1.04.

     16.07 Lessor agrees to provide Lessee with the leased premises effective within two (2) business days after lease execution, to complete tenant improvements, at which time all provisions of this Lease Agreement will apply, except section 2.01 the payment of base rent.

     16.08 CONSTRUCTION BY LESSEE. See Addendum II attached hereto and made a part hereof.

     16.09  SITE PLAN.  See Exhibit A attached hereto and made a part hereof.

     16.10 GUARANTEED EXPANSION. Notwithstanding the foregoing, Lessor and Lessee agree that Lessee shall expand into the expansion space effective on the 23rd month of the lease term as shown on Exhibit A, for a new total square footage of 18,965 square feet. Lessor and Lessee agree that Lessee shall deposit with Lessor an additional $1,885 to increase the security deposit in
Section 1.04 for a total deposit of $13,971.50 prior to the commencement of the 23rd month. In addition, Lessor and Lessee agree that Lessee's pro rata share shall increase from 21.47% to 28.20%.

     16.11 SIGN CRITERIA. See Addendum III attached hereto and made a part hereof.

     16.12 RIGHT OF FIRST REFUSAL. See Addendum IV attached hereto and made a part hereof.

     16.13 RENEWAL OPTION. See Addendum IV attached hereto and made a part hereof.

     16.14 Lessor agrees to repair the following items prior to commencement date:
            a.  Repair all roof leaks to demised space and clean downspouts.
            b.  Powerwash exterior sidewalk.
            c.  Replace any window seals which have pulled away.

     16.15 Lessor and Lessee agree that Lessor shall make its best efforts to have Lessor's lender to execute a subordination attornment and nondisturbance agreement similar to the form attached hereto and made a part hereof as Exhibit B.

                           ARTICLE 17.00 SIGNATURES

SIGNED at   DALLAS, TEXAS  , this    18    day of   May    , 1998.
         ------------------       --------       ----------    --


           LESSOR                                   LESSEE

JUPITER PARKWAY VILLAGE, LTD.         MICROTUNE, INC., a Texas corporation
------------------------------        ----------------------------------------

By: /s/ Jerry Peter Kezhaya           By: /s/ Everett Rogers
   ---------------------------           -------------------------------------
    Jerry Peter Kezhaya                   [interlineated text] Everett Rogers
    President - Wulaadna, Inc.            [interlineated text] V.P., Finance
------------------------------        ----------------------------------------
    (Type Name and Title)                 (Type Name and Title)

                                  ADDENDUM I

3.03 (cont'd.) COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Should the building of which the leased premises are a part not be classified as a "commercial facility which is a place of public accommodations" as defined in Title III of the American With Disabilities Act of 1990 (the Act) on the date hereof, and Lessee's use, alterations or improvements thereafter causes the building to be classified as such, Lessee shall be responsible for and shall indemnify Lessor against any and all costs and expenses of Lessor associated with complying with the Act.

16.01 HAZARDOUS WASTE. The term "Hazardous Substances," as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the premises will be used as a landfill or a dump; (iv) Lessee will not install any underground or above ground tanks of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action as requested by Lessor. Should Lessee fail to take such corrective action with 24 hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all costs associated with said work. If at any time during or after the term of the lease, the premises is found to be so contaminated or subject to said conditions, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost. Before taking any action to comply with hazardous material laws or to clean up hazardous material contaminating the premises,

        Lessee shall submit to Lessor a plan of action, including any and all plans and documents required by any hazardous material law to be submitted to a governmental authority (collectively, a "plan of action"). Before Lessee begins the actions necessary to comply with hazardous material laws or to clean up contamination from hazardous materials, Lessor shall have (1) approved the nature, scope and timing of the plan of action, and (2) approved any and all covenants and agreements to effect the plan of action. Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Lessee. The foregoing indemnification and the responsibilities of Lessee shall survive the termination or expiration of this Lease.

Permitted Materials (if none, enter "None"):

16.02 LIABILITY INSURANCE. Lessee shall, at its sole expense, maintain at all times during the term of this Lease public liability insurance with respect to the leased premises and the conduct or operation of Lessee's business therein, naming Lessor as an additional insured, with limits of not less than $1,000,000.00 for death or bodily injury to any one or more persons in a single occurrence and $500,000.00 for property damage. Lessee shall deliver a certificate of such insurance to Lessor on or before the commencement date and thereafter from time to time upon request.

16.03 CERTIFICATE OF OCCUPANCY. Upon occupancy of the leased premises, Lessee shall be required to obtain a Certificate of Occupancy (the CO) from the municipality in which the building is located. Failure of Lessee to obtain and deliver the CO to Lessor upon occupancy shall be a default which shall allow Lessor to pursue the remedies set forth in Article
        11.02 of this Lease.

                                 ADDENDUM "II"
                                 -------------

                            CONSTRUCTION BY LESSEE

     CONSTRUCTION BY LESSEE: Lessee accepts the leased premises "as is," whether the leased premises is in shell form or has been previously occupied. Any finish-out construction or refurbishing work, including all utility connections, HVAC and plumbing repairs, etc., shall be performed by Lessee. This paragraph is subject to the following terms and conditions:

     1. Lessee, at Lessee's cost, shall submit plans and specifications prepared by a State Licensed and Registered Architect for the finish-out work to Lessor within 30 days from the execution date of this lease. Lessee's plans and specifications must be approved by Lessor's Construction Manager in writing prior to the commencement of construction. All work shall be performed in conformance with such approved plans and specifications in a good and workmanlike manner and in compliance with all applicable laws, rules, codes, ordinances and regulations. Lessee, at Lessee's sole cost and expense, shall obtain all permits required prior to commencement of construction. Lessor, at Lessor's sole option, may require Lessee to prepay half of
           ---------------------------------------------------------------------
           the estimated construction price to either Lessor or general
           ------------------------------------------------------------
           contractor.
           ----------

     2. Lessee assumes all responsibility with regard to modifications or construction alterations necessary to meet the provisions of the Americans with Disabilities Act (ADA) and the Texas Accessibility Standards (TAS). All necessary submittals to the Texas Department of Licensing and Regulation (TDLR) will be the responsibility of the Lessee. Any alterations to the leased premises required to comply with the ADA and on TAS during the term of this Lease shall be at the sole cost and expense of the Lessee.

     3. Lessee shall provide Lessor with a complete list of contractors and subcontractors who will be performing working in or on the leased premises, as well as copies of all contracts. Lessor, in its sole discretion, shall have the right to reject any contractor or subcontractor.

     4. Lessee shall furnish Lessor a Certificate of Insurance on the general contractor who is to perform the work naming Lessor as an additional insured on Lessee's liability insurance in the form as shown on Page 2 of this addendum in the amount of coverage as set forth on Page 3 of this addendum.

     5. If work is performed by Lessee on parts of the building that are presently under warranty from other contractors or subcontractors, including but not limited to the roof, heating, ventilating and air conditioning systems, electrical and sprinkler systems, such work shall be done by Lessor's contractor or subcontractor who is responsible under the warranty at Lessee's expense.

     6. Construction Manager reserves the right to suspend or cancel work if confronted with a discrepancy or problem concerning the construction in relation to the property.

     7. Upon completion of the work, Lessor's Construction Manager shall inspect the leased premises to insure that the work has been performed in accordance with the approved plans and specifications. Upon acceptance of the work, lien waivers from all contractors and subcontractors who performed work on the leased premises and a copy of a Certificate of Occupancy, must be provided to Lessor. Any claims, judgments, lawsuits, etc., brought about due to a failure in producing said documents are the direct responsibility of Lessee, and constitutes default of the Lease.

     8. Lessee shall hold Lessor harmless from and indemnify Lessor against any and all liability, cost, expenses, including attorney's fees, claims, demands, or causes of action for damage to persons or property arising out of or in connection with the work performed by Lessee, its employees, agents, contractors or subcontractors.

     9.    [Interlineated text]

BRADFORD MANAGEMENT COMPANY OF DALLAS, INC.
Insurance Requirements for Tenant Finish Construction

1. The minimum amount of coverage Bradford Management Company of Dallas, Inc. require for tenant finish construction is:

           General Liability                 $1,000,000
           Auto Liability                    $1,000,000
           Umbrella Liability                $2,000,000
           Worker's Compensation             Statutory
           Employer's Liability              $  500,000

     The attached certificate exemplifies the insurance coverage and language required on the policy.

2. Bradford Management Company of Dallas, Inc. is to be named as the Certificate Holder at the address shown on attached example.

3. Bradford Management Company of Dallas, Inc. and property owners must be named as additional insured. The additional insured language must read exactly as shown on attached example.

4. The certificate must state that the Certificate Holder will be notified within 30 days if the insurance is terminated. The CANCELLATION language must read as follows: "Should any of the above described policies be canceled before the expiration date thereof, the issuing company will mail 30 days written notice to the Certificate Holder named to the left."

5. Underwriters must currently be rated at least a B+VII by AM Best Key Rating Guide.

If you have any questions pertaining to any of this information, please contact your Bradford Companies representative.

     [Image of Category 3 Certificate of Liability Insurance example for Bradford Management Company of Dallas, Inc. inserted here.]

                                   EXHIBIT A

Master Plan, Jupiter Park Village

PROJECT DATA
------------

BUILDING TABULATION
-------------------

Building A            32,107 SF

Building B            12,[xxx] SF

Building C            21,[xxx] SF
---------------------------------

Total Building Area:  6[x,xxx] SF

[Graphical image of Buildings A, B and C, together with parking and other configurations inserted here.]

                                 ADDENDUM III

                            JUPITER PARKWAY VILLAGE

                        SIGN CRITERIA AND REQUIREMENTS


The purpose of this sign criteria is to create a graphic environment that is individual and distinctive in identity for the Tenants and also compatible with other signs within the Center. The total concept should give an impression of quality and professionalism, as well as instill a good business image. Lettering shall be well proportioned and its design, spacing and legibility shall be a major criterion for approval.

The following specifications are to be used for the design of your sign: however, in all cases, final written approval must be obtained from the Lessor
                                                   -- --------
prior to the manufacturing or installation of any signage. Lessor shall make interpretation of this sign policy.

NOTICE:  Written approval and conformance with these specifications does not
------                                                              ---- ---
imply conformance with local City and County sign ordinances. Please have your sign company check with local authorities to avoid non-compliance with local codes.

A.   REQUIRED SIGNS
     -------- -----

     1. Tenant shall be requested to identify its premises by erecting one (1) sign which shall be attached directly to the building fascia as described hereinafter. Where the leased Premises is a corner store, the Tenant may install a fascia sign in each fascia when the parallel lease frontage exceeds fifteen (15) feet, and the criteria shall govern each frontage respectively.

     2. Tenant shall not be allowed to open for business without approved required signs in place. Failure to open for this reason shall not excuse the Tenant from the performance of its obligations under the Lease.

B.   TYPE OF SIGN -- Front of Lease Space
     ---- -- ----

     Aluminum Alco-band to have routed out letters not to exceed 18" in type style as approved by Property Management; Plex to be #2283 Red letter.

C.   TYPE OF SIGN -- Rear of Lease Space
     ------------

     Individual, single faced, raceway mounted letters. Letters are to be mounted on a 6" deep x 8" high raceway. Raceway to be aligned with bottom of letters. Business identification only will be allowed -- no advertising.

D.   SIZE OF SIGN
     ---- -- ----

     1. Depth -- 4"; height -- not to exceed 18"; Multiple Rows -- not to exceed 28" in total height including spaces between rows; Minimum Letter Size -- 12".

     2. The overall length or spread of letters cannot exceed 75% of the total linear store front measurement of the leased space. Sign length and square must comply with City of Plano Sign Ordinances.

E.   STYLE OF SIGN
     ----- -- ----

     1. Any style (block or script) may be used. Upper and lower case are allowed. Property Management will have final review over height increases for script letters.

     2. Logos in addition to signage must be approved. They must be proportionate to height of fascia and sign and in same color as signage.

     3.   All lines of lettering shall run horizontally.

F.   COLOR OF SIGN
     ----- -- ----

     1.   Face Plexiglass -- Color of face to be #2283.

     2.   Return -- Black or white.

     3.   Trim Cap - Black with black, white with white returns.

     4.   Raceway -- Color to be Dark Bronze #313.

G.   CONSTRUCTION OF LETTERS
     ------------ -- -------

     1.   Individual channel letters will have 1/8" plexiglass faces.

     2.   Returns and Backs -- .063 gauge aluminum (minimum).

     3.   NO armorplate or wood in the manufactured returns may be used.
          --

H.   PLACEMENT OF LETTERS
     --------- -- -------

     1. Letters are to be located on signage area of building as determined by Lessor. (See attached sign location drawings). The assigned position for each Tenant sign shall be as close to a center-of-frontage location as possible subject to allowances for positioning corner store signs and suitable space between adjacent Tenant signs, as determined by the Lessor.

     2. The principal base of all sign letters shall be aligned on a base line located as determined by the Lessor for each Tenant sign and as indicated on the attached sign drawings.

I.   LIGHTING
     --------

     1.   All lighting will be internal face lighting.

     2. All copy will be mounted on raceway regardless of lighting for rear signage.

     3.   All neon used shall be 15 mm clear red.

     4. Electrical power shall be brought to required location at lessee's expense. Routing and location of conduit and other required items shall not be visible on front of fascia.

     5. Penetration of structure and graphic beams shall be kept to a minimum and must have proper insulation for high voltage cable.

     6.   Transformers shall be concealed in raceway.

     7. Final electrical connection of sign to transformer box will be performed by a licensed electrician approved by management.

     8. Owner shall provide an access panel in the Front canopy soffit to the sign wiring area.

J.   DETAIL DRAWING
     ------ -------

     1. Prior to awarding a contract for fabrication and installation, Tenant shall submit three (3) scaled drawings to:

                 Bradford Management Co. of Dallas
                 Retail Architectural Department
                 1110 E. Collins Blvd., Suite 138
                 Richardson, TX  75081

          for final review and approval. One copy shall be returned to Tenant with its required modifications and/or approval.

     2. Elevation of building fascia and sign shall be drawn using a minimum 1/4" = 1'0" scale.

     3. Drawing shall indicate the following specifications: Type, Color and thickness of plexiglass; type of materials; finish used on returns; type of illumination and mounting method.

     4. Drawing must include fascia cross section showing electrical connections.

     5.   Non-corrosive mounting fasteners must be used.

K.   TRAILER SIGNS OR TEMPORARY SIGNS
     ------- ----- -- --------- -----

     Trailer will not be permitted.
                  ---
     Banner will be permitted for initial 30 day period.

L.   ADDRESS SIGNAGE
     ------- -------

     Street address will be installed by Lessor. 3" while die-cut vinyl or plastic letters.

M.   WINDOW SIGNS
     ------ -----

     Submit three (3) copies of  1/4" = 1'0" scaled drawings for approval.

N.   THE FOLLOWING ARE NOT PERMITTED
     --- --------- --- --- ---------

     1.   Roof signs or box signs.

     2.   Cloth signs hanging in front of business.

     3.   Exposed seam tubing.

     4.   Animated or moving components.

     5.   Intermittent or flashing illumination.

     6.   Iridescent painted signs.

     7.   Letter mounted or painted on illuminated panels.

     8. Signs or letters painted directly on any surface except as herein provided.

     9.   Signs installed or placed along perimeter of shopping center.

     10. The names, stamps or decals of manufacturers or installers shall not be visible except for technical data (if any) required by governing authorities.

                                  ADDENDUM IV


RIGHT OF FIRST REFUSAL: Lessor hereby grants to Lessee a right of first refusal to lease any suite or all of the suites at the project known as Jupiter Park Village as shown on Exhibit "A" attached hereto. If Lessor desires to lease any portion of such space to a third party other than the existing occupants (tenants) or their assignees and/or related partners at Jupiter Park Village, Lessor shall first notify Lessee in writing of its intention to offer such space for lease. Lessee shall have five (5) days from receipt of such notice to notify Lessor in writing of Lessee's intent to exercise its right of first refusal. If Lessee does not exercise its right of first refusal, then the right of first refusal as to the space described in the notice from Lessor to Lessee shall terminate and Lessor may lease such space to any third party. If Lessee elects to exercise its right of first refusal to lease such described space, the term for such space shall expire simultaneously with the term of this Lease, and the rent for such described space shall be based on the then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the Lease term and credit standing of Lessee to be taken into account, but in no event shall the rent be less than the base monthly rent set forth in
Section 1.04 of this Lease, otherwise subject to all of the same terms, covenants, and conditions of this Lease. Within fourteen (14) days from the date of Lessee's election to exercise its right of first refusal, Lessee shall execute plans and specifications, change orders showing construction costs to be paid by Lessee, if any, and a modification and ratification of this Lease to include the additional space; otherwise Lessee's right of first refusal shall terminate as to the space described in the notice from Lessor to Lessee and Lessor may lease such space to any third party.

RENEWAL OPTION: If, at the end of the primary term of this Lease, Lessee has not been in monetary default and is not in default in any of the terms, conditions or covenants of the Lease, Lessee, but not any assignee or subtenant of Lessee, is hereby granted an option to renew this Lease for one (1) additional term of twenty-four (24) months upon the same terms and conditions contained in this Lease with the following exceptions:

     A. The renewal option term will contain no further renewal options unless expressly granted by Lessor in writing; and

     B. The rental for the renewed term shall be $7.50 per square foot for the first twelve (12) months and $8.50 per square foot for the next twelve
          (12) months.

     If Lessee desires to renew this Lease, Lessee will notify the Lessor of its intention to renew no later than six (6) months prior to the expiration date of the Lease; Lessor shall, within the next fifteen (15) days notify Lessee in writing of the proposed rental rate and the Lessee shall, within the next fifteen (15) days following receipt of the proposed rate, notify the Lessor in writing of its acceptance or rejection of the proposed rental rate. Rejection of the proposed rental rate terminates any renewal option pursuant to this paragraph.

                                   EXHIBIT B

                                  ADDENDUM "H"
                                  ------------
                           SUBORDINATION, ATTORNMENT
                           -------------------------
                          AND NONDISTURBANCE AGREEMENT
                          ----------------------------

     THIS AGREEMENT is entered into this _________ day of __________, 199___ by
and between     Microtune, Inc., a Texas corporation      , hereinafter called
            ----------------------------------------------
"Tenant" and    Canyon Creek National Bank   , hereinafter called "Lender."
             --------------------------------

                                   RECITALS
                                    --------

     WHEREAS, Tenant is the Tenant under that certain Commercial Lease Agreement ("Lease") dated _____________ between Tenant and ________________ ("Borrower"), as Landlord, covering certain real property located in the City of Plano, County
                                                                   -----
of Collin, State of Texas, more fully described in Exhibit "B" attached hereto
   ------           -----
and made a part hereof (the "Premises").

     WHEREAS, Lender has made a mortgage loan to Borrower secured by a deed of trust from Borrower to Lender (the "Mortgage"), covering the premises.

     WHEREAS, Tenant agreed to enter into the Lease provided Lender would execute this agreement.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and in order to induce Tenant to enter the Lease, Tenant and Lender hereby agree and covenant as follows:

     1. The Lease and the estate conveyed thereby are and shall at all times continue to be subject and subordinate in all respects to the Mortgage and to all renewals, modifications as hereinafter set forth in this Agreement.

     2. So long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed, Tenant's possession under the Lease and Tenant's rights and privileges thereunder or under any extensions or renewals thereof which may be effected in accordance with any option therefore contained in the lease, shall not be diminished or interfered with by Lender under any circumstances and Tenant's occupancy shall not be disturbed by Lender during the term of the Lease or any extensions or renewals thereof. Lender will be bound by the terms of the Lease and will not join Tenant as a party defendant in any foreclosure proceeding taken by Lender.

     3. If the interests of Borrower shall be acquired by Lender by reason of foreclosure of the Mortgage or other proceedings brought to enforce the rights of the holder of the Mortgage, by deed in lieu of foreclosure or by any other method and Lender succeeds to the interest of Borrower under the Lease, the Lease and the rights of Tenant thereunder shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the terms of the Lease. Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefore contained in the Lease, with the same force and effect as if Lender were the Landlord under the Lease and Tenant does hereby attorn to Lender, as its landlord, said attornment to be effective and self operative without the execution of any other instruments on the part of either party hereto, immediately upon Lender's succeeding to the interest of Borrower under the Lease, provided, however, that Tenant shall be under no obligation to pay rent to Lender until Tenant receives written notice from Lender that it has succeeded to the interests of Borrower under the Lease. The respective rights and obligations of Tenant and Lender upon such attornment, to the extent of the then remaining balance of the term of the lease and any extensions or renewals, shall be and are the same as not set forth in the Lease, it being the intention of the parties hereon for this purpose to incorporate the lease into this Agreement by reference, with the same force and effect as if set forth at length herein.

     4. If Lender shall succeed to the interests of Borrower under the Lease, Lender shall be bound to Tenant under all of the terms, covenants and conditions of the Lease and Tenant shall have the same remedies against Lender for the breach of any agreement contained in the lease that Tenant might have had under the Lease against Borrower if Lender had not succeeded to the interests of Borrower; provided further, however, that Lender shall not be:

          a. Liable for any act or omission of any prior landlord (including Borrower); or

          b. Bound by any rent or additional rent which Tenant might have paid for more than one (1) month in advance to any prior landlord (including Borrower).

     5. This Agreement may not be modified orally or in any other manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. Tenant further agrees to send to Lender at the following address copies of those notices given to Borrower pursuant to the terms of the aforesaid Lease which relate to Borrower's or Tenant's default, insurance, casualty and condemnation matters at the same time such notice is given to Borrower:

                                  _____________________________
                                  _____________________________
                                  _____________________________
                                  Attention:  _________________

     This Agreement shall inure to the benefit of and being binding upon the parties hereto, their respective heirs, successors and assigns, it being expressly understood that all references herein to Lender shall be deemed to include not only Lender, but also its successors and assigns.

                             RULES AND REGULATIONS


1. Lessor agrees to furnish Lessee two keys without charge. Additional keys will be furnished at a nominal charge. Lessee shall not change locks or install additional locks on doors without prior written consent of Lessor. Lessee shall not make or cause to be made duplicates of keys procured from Lessor without prior approval of Lessor. All keys to leased premises shall be surrendered to Lessor upon termination of this Lease.

2. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the leased premises for Lessee to Lessor for Lessor's approval before performance of any contractual service. Lessee's contractors and installation technicians shall comply with Lessor's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the leased premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the leased premises or project.

3. Lessee shall not at any time occupy any parts of the leased premises or project as sleeping or lodging quarters.

4. Lessee shall not place, install or operate on the leased premises or in any part of the building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the leased premises or project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Lessor.

5. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from the leased premises or the project regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the leased premises or project.

7. Employees of Lessor shall not receive or carry messages for or to any Lessee or other person or contract with or render free or paid services to any Lessee or to any of Lessee's agents, employees or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Lessee's agents, employees or invitees at any time for purposes inconsistent with their designation by Lessor.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

11. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

12. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee shall furnish Lessor with state automobile license numbers of Lessee's vehicles and its employees' vehicles within five days after taking possession of the leased premises and shall notify Lessor of any changes within five days after such change occurs. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates) on the leased premises or project. If Lessee or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor, after giving written notice to Lessee of such violation, shall have the right to remove such vehicles at Lessee's expense.

13. Parking in a parking garage or area shall be in compliance with all parking rules and regulations including any sticker or other identification system established by Lessor. Failure to observe the rules and regulations shall terminate Lessee's right to use the parking garage or area and subject the vehicle in violation of the parking rules and regulations to removal and impoundment. No termination of parking privileges or removal of impoundment of a vehicle shall create any liability on Lessor or be deemed to interfere with Lessee's right to possession of its leased premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas, and in other areas as may be designated by Lessor. Parking stickers or other forms of identification supplied by Lessor shall remain the property of Lessor and not the property of Lessee and are not transferable. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

14. Movement in or out of the building of furniture or office supplies and equipment, or dispatch or receipt by Lessee of any merchandise or materials which require use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to hours designated by Lessor. All such movement shall be under supervision of Lessor and carried out in the manner agreed between Lessee and Lessor by prearrangement before performance. Such prearrangement will include determination by Lessor of time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Lessee assumes, and shall indemnify Lessor against, all risks and claims of damage to persons and properties arising in connection with any said movement.

15. Lessor shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

16. Lessee shall not lay floor covering within the leased premises without written approval of the Lessor. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

17. Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling within the building or project.

18. Lessor reserves the right to exclude from the building or project, between the hours of 6:00 p.m. and 7:00 a.m. on weekdays and at all hours on Saturday, Sunday and legal holidays, all persons who are not known to the building or project security personnel and who do not present a pass to the building signed by the Lessee. Each Lessee shall be responsible for all persons for whom he supplies a pass.

19. It is Lessor's desire to maintain in the building or project the highest standard of dignity and good taste consistent with comfort and convenient for Lessees. Any action or condition not meeting this high standard should be reported directly to the Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgement may from time to time be necessary, for the safety, care and cleanliness of the leased premises and for the preservation of good order therein.

                    MODIFICATION AND RATIFICATION OF LEASE

     This Modification and Ratification of Lease Agreement is made and entered into between JUPITER PARKWAY VILLAGE, LTD. (Lessor or Landlord) and MICROTUNE,
             -----------------------------                          ----------
INC., a Texas corporation (Lessee or Tenant) for and in consideration of One
-------------------------
Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

                             W I T N E S S E T H:

     1. Lessor and Lessee hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in that certain written Lease Agreement dated May 18, 1998 and amended June 1, 1999 and August 6, 1998,
                --------------------------------------------------------
between Lessor and Lessee, for the rental of the following described property:
2540 East Plano Parkway, Suite 188, Plano, Texas 75074 located in Jupiter Park Village and containing approximately 18, 965 square feet per Job Number 1127484.

     2.  Lessor and Lessee agree that per section 16.10 of the Lease Agreement;
(a) the effective date for the Guaranteed Expansion space of 4,526 square feet shall be changed from July 1, 2000 to November 15, 1999, (b) the additional security deposit of $1,885.00 shall be required from Lessee by Lessor upon execution of this Modification and Ratification of Lease, and (c) Lessee's pro rata share shall increase from 21.47% to 28.20% effective November 15, 1999.

     3. Lessor and Lessee agree that effective November 15, 1999, the base rent shall no longer be waived, and shall be $528.47 per month.

     4. Lessor and Lessee agree that effective September 1, 2001, the base rent shall increase from $528.47 per month by $7,373.62 per month for a new base rent of $7,902.09 per month.


SIGNED at   Dallas, Texas      , this 13th day of   Oct.  , 1999.
         ----------------------       ----       ---------    --

                                    LESSOR:

Attest                              JUPITER PARKWAY VILLAGE, LTD.
      ---------                     -----------------------------

                                    By:
                                       ---------------------------------
                                       Jerry Peter Kezhaya

                                    Title:  President - Wulaadna, Inc.
                                            ----------------------------

                                    LESSEE:

Attest /s/ Barbara Ureste           MICROTUNE, INC., a Texas corporation
       ------------------           ------------------------------------

                                    By: /s/ Everett Rogers
                                       ---------------------------------
                                        Everett Rogers

   (Corporate Seal)                 Title:  Vice President, Finance
                                            ----------------------------

                    MODIFICATION AND RATIFICATION OF LEASE

     This Modification and Ratification of Lease Agreement is made and entered into between JUPITER PARKWAY VILLAGE, LTD. (Lessor or Landlord) and MICROTUNE,
             -----------------------------                          ----------
INC., a Texas corporation (Lessee or Tenant) for an in consideration of One
-------------------------
Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

                             W I T N E S S E T H:

     1. Lessor and Lessee hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in that certain written Lease Agreement dated May 18, 1998 and amended June 1, 1998, between Lessor and
                -------------------------------------
Lessee, for the rental of the following described property: 2540 East Plano Parkway, Suite 388, Plano, Texas 75074 located in Jupiter Park Village and containing approximately 14,439 square feet of which 12,000 square feet is air conditioned office space effective September 1, 1998, then effective July 1, 2000 containing approximately 18,965 square feet, per Job Number 1127484.

     2.  Lessor and Lessee agree that the suite number of Lessee's address, per section 1.02 and 1.05 of the Lease Agreement shall be corrected from "Suite 388" to "Suite 188."



SIGNED at   Dallas, Texas         , this 6th day of    August    , 1998.
         -------------------------       ---       --------------    --

                                    LESSOR:

Attest                              JUPITER PARKWAY VILLAGE, LTD.
      ---------                     -----------------------------------

                                    By:  /s/ Jerry Peter Kezhaya
                                       --------------------------------
                                       Jerry Peter Kezhaya

                                    Title:  President - Wulaadna, Inc.
                                            --------------------------

                                    LESSEE:

Attest /s/ Barbara Ureste           MICROTUNE, INC., a Texas corporation
       ------------------           ------------------------------------

                                    By:  /s/ Everett Rogers
                                       ---------------------------------
                                       Everett Rogers

   (Corporate Seal)                 Title:  Vice President, Finance
                                          ------------------------------

                    MODIFICATION AND RATIFICATION OF LEASE

     This Modification and Ratification of Lease Agreement is made and entered into between JUPITER PARKWAY VILLAGE, LTD. (Lessor or Landlord) and MICROTUNE,
             -----------------------------                          ----------
INC., a Texas corporation (Lessee or Tenant) for an in consideration of One
-------------------------
Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

                              W I T N E S S E T H:

     1. Lessor and Lessee hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in that certain written Lease Agreement dated May 18, 1998, between Lessor and Lessee, for the rental of the
                ------------
following described property: 2540 East Plano Parkway, Suite 388, Plano, Texas 75074 located in Jupiter Park Village and containing approximately 14,439 square feet of which 12,000 square feet is air conditioned office space, per Job Number 1127484.

     2. Lessor and Lessee agree that the total security deposit of "$13,971.50" per Section 16.10 of the Lease Agreement shall be corrected to "$13,917.50."


     3. Lessor and Lessee agree that "None" shall be entered under "Permitted Materials" in section 16.01 of the Lease Agreement.


SIGNED at   Dallas, Texas     , this 1st day of   June    , 1998.
         ---------------------       ---       -----------    --


                                    LESSOR:

Attest                              JUPITER PARKWAY VILLAGE, LTD.
      ---------                     ------------------------------------

                                    By: /s/ Jerry Peter Kezhaya
                                       ---------------------------------
                                       Jerry Peter Kezhaya

                                    Title:  President - Wulaadna, Inc.
                                          ------------------------------

                                    LESSEE:

Attest                              MICROTUNE, INC., a Texas corporation
      --------                      ------------------------------------

                                    By: /s/ Everett Rogers
                                       ---------------------------------
                                       Everett Rogers

   (Corporate Seal)                 Title:  Vice President, Finance
                                          ------------------------------